<On Modern Woodmen of America Letterhead>




August 28, 2008


Dear Modern Woodmen Member:

As a valued Modern Woodmen of America variable product certificate holder, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your Modern Woodmen of America certificate(s). Because some fund families combine their fund reports into one document, you may receive additional fund reports for investment options you are not invested in.
(Due to printing specifications, you may receive annual reports for more investment options than you own. We apologize for any inconvenience.)

These reports provide an update on each portfolio's investment
holdings and financial information as of June 30, 2008.   However,
 they do not reflect product-specific charges. The performance information shown in the semi-annual reports does not reflect product charges.

As always, remember that past performance does not predict or guarantee future returns.

If you have received this information on a CD-ROM, you may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting us in writing at the address listed below or by calling us toll-free at 1-877-249-3692.

If you presently receive paper copies of your prospectus, annual and semi-annual reports but wish to receive them on CD-ROM, please call 1-877-249-3692.


We hope you find the enclosed information helpful. If you have any questions concerning your certificate(s), please do not hesitate to call your Modern Woodmen of America registered representative or the Variable Product Administrative Center..


We appreciate and value your business and look forward to continuing to serve you.


Modern Woodmen of America

LMW